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                                                            EXHIBIT 10.24


           LEASEHOLD DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT

      THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT is made this 1st day of April , 1998, by BPG INDUSTRIAL PARTNERS II, LLC, a Maryland limited liability company (herein referred to as the "Borrower") and BIORELIANCE CORPORATION, a Delaware corporation (herein referred to as the "Corporate Guarantor"; together with the Borrower and the Corporate Guarantor collectively, the "Grantors" and each a "Grantor") MAGENTA CORPORATION, a Delaware corporation (herein referred to as the "Affiliate"), to CYNTHIA FLANDERS and EILEEN CHOW, as Trustees (herein referred to as the "Individual Trustees"), and NATIONSBANK, N.A., a national banking association, its successors and assigns (herein referred to as the "Lender" or the "Beneficiary"). The Affiliate joins in this Deed of Trust solely to convey its leasehold interest in the Leasehold Real Property (hereinafter defined) to the Beneficiary.

                                    RECITALS

      1. The Borrower has requested that the Lender make a loan (herein referred to as the "Loan") to the Borrower in the principal amount of $4,650,000. The Loan will be evidenced by the Borrower's Deed of Trust Note of even date hereof (herein referred to as the "Note").

      2. The Corporate Guarantor has guaranteed repayment of the Loan pursuant to that certain Guaranty Agreement of even date herewith from the Corporate Guarantor in favor of the Lender (as amended from time to time, the "Guaranty").

      3. The Corporate Guarantor is the holder of a leasehold interest in the Property (as hereinafter defined) pursuant to that certain Lease Purchase Agreement of even date herewith, by and between Montgomery County, Maryland, as landlord (the "County") and the Corporate Guarantor, as tenant, which Lease Purchase Agreement, or memorandum thereof, is being recorded among the Land Records of Montgomery County, Maryland immediately prior to this Deed of Trust (as the same may from time to time, with the Beneficiary's prior written consent, be extended, amended, restated, supplemented or otherwise modified, the "Ground Lease").

      4. The Corporate Guarantor has subleased a portion of its leasehold interest in the Property (the "Leasehold Parcel") to the Borrower pursuant to that certain Lease Agreement of even date herewith, by and between the Corporate Guarantor, as landlord and the Borrower, as tenant, which Lease Agreement, or memorandum thereof, is being recorded among the Land Records of Montgomery County, Maryland immediately prior to this Deed of Trust (as the same may from time to time, with the Beneficiary's prior written consent, be extended, amended, restated, supplemented or otherwise modified, the "Sub-Lease").
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      5. The Borrower has further subleased its leasehold interest in the
Leasehold Parcel to the Affiliate, pursuant to a Lease Agreement of even date herewith, by and between the Borrower, as landlord, and the Affiliate, as tenant, which Lease Agreement, or memorandum thereof, is being recorded among the Land Records of Montgomery County, Maryland immediately prior to this Deed of Trust (as the same may from time to time, with the Beneficiary's prior written consent, be extended, amended, restated, supplemented or otherwise modified as the same may be amended from time to time, the "Facility Lease").


      6. As a condition precedent to making the Loan to the Borrower, the Lender required that the Grantors secure the payment and performance of all obligations of the Grantors arising out of, or in connection with, the Loan, including all of the Corporate Guarantor's obligations under the Guaranty by the execution of this Leasehold Deed of Trust, Assignment and Security Agreement.

      NOW THEREFORE, in order to induce the Lender to make the Loan to the Borrower, the Grantors agree as follows:

      Article I.  Definitions, Rules of Construction.

            Section I.1. Definitions. As used in this Leasehold Deed of Trust, Assignment and Security Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the meanings indicated:

                  "Accounts" means all accounts of each Grantor within the meaning of the Uniform Commercial Code of the State derived from or arising out of the use, occupancy or enjoyment of the Property or for services rendered therein or thereon.

                  "Additions" means any and all alterations, additions, accessions and improvements to property, substitutions therefor, and renewals and replacements thereof.

                  "Beneficiary" means the Lender and its successors and assigns.

                  "BioReliance Loan" means any loan now or hereafter made by the Lender to the Affiliate and/or the Corporate Guarantor the proceeds of which will be used to finance the costs of construction of certain improvements to the Leasehold Real Property.

                  "Casualty" means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Leasehold Real Property.

                  "Claim" means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including without limitation, fees, costs and expenses of attorneys, consultants, contractors and experts.



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                  "Completion Guarantors"  means Robert E. Buccini and David B.
Pollin and their respective successors and assigns.

                  "Condemnation" means any taking of title, of use, or of any other property interest under the exercise of the power of eminent domain, whether temporarily or permanently, by any Governmental Authority or by any Person acting under Governmental Authority.


                  "Condemnation Awards" means any and all judgments, awards of damages (including, but not limited to, severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.

                  "Contracts of Sale" means any contracts for the sale of all or any part of the Property or any interest therein, whether now or hereafter executed, including, without limitation, all of the Proceeds thereof, any funds deposited thereunder to secure performance by the purchasers of their obligations and the right, after the occurrence of an Event of Default to receive and collect all payments due under any contracts of sale.

                  "Corporate Guarantor" means BioReliance Corporation and its successors and assigns.

                  "Deed of Trust" means this Leasehold Deed of Trust, Assignment and Security Agreement executed by the Grantors and the Affiliate for the benefit of the Beneficiary, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  "Default" means an event which, with the giving of Notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Deed of Trust.

                  "Encumbrance" means any Lien, easement, right of way, roadway (public or private), common area, condominium regime, cooperative housing regime, restrictive covenant, Lease or other matter of any nature that would affect title to the Property.

                  "Environmental Assessment" means a report of an environmental assessment of the Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as the Beneficiary may request, prepared by a recognized environmental consulting firm acceptable to the Beneficiary in all respects and sufficient in detail to comply with the Beneficiary's established guidelines and the guidelines of any appropriate Governmental Authority.


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                  "Environmental Report" means that certain Phase I
Environmental Site Assessment Narrative prepared for The Buccini/Pollin Group by Loiederman Associates, Inc., dated November 1997.


                  "Environmental Requirement" means any Law or other agreement or restriction, whether public or private (including but not limited to any condition or requirement imposed by any insurer or surety company), now existing or hereafter created, issued or enacted and all amendments thereto, modifications thereof and substitutions therefor, which in any way pertains to human health, safety or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including but not limited to ground, air, water or noise pollution or contamination, and underground or above ground tanks) and shall include without limitation, the Resource Conservation and Recovery Act (the Solid Waste Disposal Act), 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; and the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.

                  "Equipment" means all building materials, fixtures, equipment and other tangible personal property of every kind and nature whatsoever [other than consumable goods, and trade fixtures or other personal property owned by tenants (other than the Grantors and the Affiliate) occupying the Improvements], now or hereafter located or contained in or upon, or attached to, the Leasehold Real Property, whether now owned or hereafter acquired by any Grantor; together with all Additions to the Equipment and Proceeds thereof.

                  "Event of Default" means the occurrence of any one or more of the events specified in Article VI of this Deed of Trust and the continuance of such event beyond the applicable cure periods, if any, set forth in Article VI.

                  "Expenses" means all costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by the Beneficiary or the Trustees in exercising or enforcing any rights, powers and remedies provided in this Deed of Trust or any of the other Loan Documents, including, without limitation, reasonable attorney's fees, court costs, receiver's fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

                  "Facility Lease" has the meaning set forth in the Recitals to this Deed of Trust.

                  "Governmental Authority" means any governmental or quasi-governmental entity, including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of any governmental entity.


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                  "Ground Lease Payments" means any and all sums payable at any time or from time to time by the Corporate Guarantor pursuant to the Ground
Lease.


                  "Guarantors" means the Completion Guarantors and the Corporate Guarantor, and its, his, her, their respective heirs, personal representatives, successors and assigns.

                  "Guaranty" means the Guaranty of Payment of even date hereof executed by the Corporate Guarantor for the benefit of the Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  "Guaranty of Completion" means the Guaranty of Completion of even date hereof executed by the Completion Guarantors for the benefit of the Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  "Hazardous Materials" means any and all hazardous or toxic substances, wastes or materials which, because of their quantity, concentration, or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment when used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled, including without limitation, any substance, waste or material which is or contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials or petroleum products.

                  "Hazardous Materials Contamination" means the use, treatment, storage, disposal, generation of, manufacturing, transportation or handling of any Hazardous Materials in violation of any Laws, including, but not limited to any Environmental Requirements, governing the use, treatment, storage, disposal, generation of, manufacturing, transportation or handling of Hazardous Materials.

                  "Improvements" means all buildings, structures and other improvements now or hereafter existing, erected or placed on the Leasehold Parcel, or in any way used in connection with the use, enjoyment, occupancy or operation of the Leasehold Parcel.

                  "Land" means the land described in Exhibit "A" attached hereto, including the Leasehold Parcel, together with (a) all estates, title interests, title reversion rights, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, gaps, gores, liberties, privileges, water rights, water courses, alleys, streets, passages, ways, vaults, licenses, tenements, franchises, hereditaments, appurtenances, easements and other rights, now or hereafter owned by any Grantor and belonging or appertaining to the Land or the Leasehold Parcel, as the case may be, (b) all Claims whatsoever of any Grantor with respect to the Land or the Leasehold Parcel, as the case may be, either in law or in equity, in possession or in expectancy, and (c) all estate, right, title and interest of any Grantor in and to all streets, roads and public places, opened or proposed, now or hereafter adjoining or appertaining to, the Land or the Leasehold Parcel, as the case may be.


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                  "Laws" means federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time.

                  "Leasehold Parcel" has the meaning set forth in the Recitals.

                  "Leasehold Real Property" means the Leasehold Parcel, together with all Improvements, and all Additions to, and Proceeds of the foregoing.

                  "Leases" means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Real Property, together with all options therefor, amendments thereto and renewals, modifications and guarantees thereof, including, without limitation, the Related Leases, any cash or securities deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or securities are to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan Agreement" means the Loan Agreement of even date hereof between the Borrower and the Lender and acknowledged by the Corporate Guarantor, which sets forth, among other things, the terms and conditions upon which the Loan proceeds will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  "Loan Documents" means this Deed of Trust, the Note, the Loan Agreement, the Guaranty, the Guaranty of Completion, and any and all other documents which any Grantor, any Guarantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, all as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

                  "Loan to Value Ratio" has the meaning set forth in Section
9.08 of this Deed of Trust.

                  "Net Proceeds", when used with respect to any Condemnation Awards or insurance proceeds allocable to the Real Property, means the gross proceeds from any Casualty or Condemnation remaining after payment of all expenses (including reasonable attorneys' fees) incurred in the collection of such gross proceeds.


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                  "Notice" means a written communication delivered by hand, or sent by overnight courier, or by certified or registered mail, postage prepaid, return receipt requested, to the Person to whom such communication is to be given, at the following addresses:


                  Lender:               NationsBank, N.A.
                                        Commercial Banking
                                        6610 Rockledge Drive
                                        Bethesda, Maryland  20817
                                        Attn:  Elizabeth F. Shore

                  with a copy to Ober, Kaler, Grimes & Shriver, P.C.
                                        1401 H Street, N.W., Suite 500
                                        Washington, D.C. 20005
                                        Attn:  Richard M. Pollak, Esq.

                  if to the Grantors:   BioReliance Corporation
                                        9900 Blackwell Road
                                        Rockville, Maryland 20850
                                        Attn: General Counsel

                                        BPG Industrial Partners II, LLC
                                        Tavern Square, Suite 305
                                        110  North Royal Street
                                        Alexandria, Virginia 22314
                                        Attn:  Robert E. Buccini

                  with a copy to Arent, Fox, Kintner, Plotkin & Kahn
                                        1050 Connecticut Avenue, N.W.
                                        Washington, D.C. 20036
                                        Attn:  Richard L. Brand, Esq.

                                             and

                                        Shulman, Rogers, Gandal, Pordy & Ecker,
                                             P.A.
                                        11921 Rockville Pike, 3rd Floor
                                        Rockville, Maryland 20852
                                        Attn: Rebecca  Oshoway, Esquire

                  Trustees:             c/o NationsBank, N.A.
                                        Commercial Banking
                                        6610 Rockledge Drive
                                        Bethesda, Maryland  20817


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or at such other address as any party shall have notified the others of in the manner set forth in this definition.


                  "Obligations" means all present and future debts, obligations and liabilities of any of the Grantors to the Beneficiary and the Trustees arising pursuant to, and/or on account of, the provisions of this Deed of Trust, the Note, the BioReliance Loan and any of the other Loan Documents, including, without limitation, the obligations to (a) pay all principal (including, again without limitation, any principal advanced after the date of this Deed of Trust and any principal that is repaid and readvanced), interest, late charges and prepayment premiums (if any) due at any time under the Note, and (b) pay all Expenses, indemnification payments and other sums due at any time under this Deed of Trust together with interest thereon as provided in Section 4.17, and
(c) perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which any Grantor is required by this Deed of Trust and any of the other Loan Documents, to perform, observe or comply with.

                  "Permitted Encumbrances" means (a) the Encumbrances set forth in the Commitment for Title Insurance No. 50-178-026 issued on October 31, 1997 by Lawyers Title Insurance Company, as updated to the date of this Deed of Trust, (b) this Deed of Trust, (c) any Leases (including, but not limited to the Sub-Lease and the Facility Lease) so long as such Leases are subject and subordinate to this Deed of Trust, (d) liens for Property Assessments which are either (i) not delinquent, or (ii) being contested in accordance with the provisions of Section 4.18, and (e) any liens in favor of the Lender in connection with the BioReliance Loan.

                  "Person" means an individual, a corporation, a partnership, a joint venture, a trust, a limited liability company, an unincorporated association, any Governmental Authority or any other entity.

                  "Personalty" means all of each Grantor's interest in personal property of any kind or nature whatsoever, whether tangible or intangible and whether now owned or hereafter acquired, which is used in the construction of, or is placed upon, or is derived from or used in connection with the maintenance, use, occupancy or enjoyment of, the Real Property, including, without limitation, (a) the Equipment, (b) the Accounts, (c) any franchise or license agreements and management agreements entered into with respect to the Real Property or the business conducted therein (provided all of such agreements shall be subordinate to this Deed of Trust, and the Beneficiary shall have no responsibility for the performance of any Grantor's obligations thereunder), and
(d) all plans and specifications, contracts and subcontracts for the construction or repair of the Improvements, sewer and water taps, allocations and agreements for utilities, bonds, permits, licenses, guarantees, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, refunds of fees or deposits paid to any Governmental Authority, letters of credit and policies of insurance; together with all Additions to the Personalty and Proceeds thereof.


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                  "Proceeds", when used with respect to any of the collateral described in this Deed of Trust, means all proceeds within the meaning of the Uniform Commercial Code of the State and shall also include the proceeds of any and all insurance policies.


                  "Property" when used herein with respect to the Borrower and/or the Affiliate, means the Leasehold Real Property, and when used herein with respect to the Corporate Guarantor means the Real Property.

                  "Property Assessments" means all taxes, payments in lieu of taxes, water rents, sewer rents, assessments, condominium charges, maintenance charges and other governmental or municipal or public or private dues, charges and levies and any Liens (including federal tax liens) which are or may be levied, imposed or assessed upon the Real Property or any part thereof, or upon any Leases or any Rents, whether levied directly or indirectly or as excise taxes, as income taxes, or otherwise.

                  "Real Property" means the Land and the Improvements, including, the Leasehold Real Property, and all Additions to, and Proceeds of the foregoing.

                  "Related Leases" means the Ground Lease, the Sub-Lease and the Facility Lease.

                  "Reimbursement Rate" means the Default Rate set forth in the Note.

                  "Rents" means all of the rents, royalties, issues, profits, revenues, earnings, income and other benefits of the Real Property, or arising from the use or enjoyment of the Real Property, or from any Lease or other use or occupancy agreement pertaining to the Real Property.

                  "State" means the State of Maryland.

                  "Sub-Lease" has the meaning set forth in the Recitals to this Deed of Trust.

                  "Sub-Lease Payments" means any and all sums payable at any time or from time to time by the Borrower pursuant to the Sub-Lease.

                  "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed on any Grantor or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

                  "Transfer" means any direct or indirect sale, assignment, conveyance or transfer, including, without limitation, any contract or agreement to sell, assign, convey or transfer, whether made with or without consideration.


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                  "Trustees" means the Individual Trustees or their successors in trust who may be acting under and pursuant to this Deed of Trust from time to time.


            Section I.2. Rules of Construction. The words "hereof", "herein", "hereunder", "hereto", and other words of similar import refer to this Deed of Trust in its entirety. The terms "agree" and "agreements" mean and include "covenant" and "covenants". The headings of this Deed of Trust are for convenience only and shall not define or limit the provisions hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Land, the Leasehold Parcel, the Improvements, the Personalty, the Real Property, the Leasehold Real Property or Property shall mean all or any portion of each of the foregoing, respectively, and (d) to Section numbers are to the respective Sections contained in this Deed of Trust unless expressly indicated otherwise. The term "Grantor" shall also refer to all of the Persons signing this Deed of Trust as a Grantor, and to each of them, and all of them are jointly and severally bound, obligated and liable hereunder. The Trustees or the Beneficiary may release, compromise, modify or settle with any of the Grantors, in whole or in part, without impairing, lessening or affecting the obligations and liabilities of the others of the Grantors hereunder or under the Note. Any of the acts mentioned aforesaid may be done without the approval or consent of, or notice to, any of the Grantors.

      Article II. Granting Clauses; Condition of Grant. In order to secure the prompt payment and performance of the Obligations, the Grantors and the Affiliates (a) grant, bargain, sell and convey the Property unto the Trustees in trust for the benefit of the Beneficiary, to have and to hold the Property unto the Trustees for the unexpired term of years remaining under the Ground Lease, the Sub-Lease, and the Facility Lease and any renewals or extensions thereof, together with all of the Grantors' rights, title and interest as tenant under the Ground Lease, and the Sub-Lease, as the case may be, including, without limitation, its rights (if any) to terminate, disaffirm, surrender, supplement, alter or amend the Ground Lease or the Sub-Lease, to renew or extend the Ground Lease or the Sub-Lease, and to purchase the fee simple interest in the Land; provided that, the Grantors may retain possession of the Property until the occurrence of an Event of Default and further provided, that with respect to the Sub-Lease and the Facility Lease, it being understood and agreed that the Borrower and the Affiliate only grant, bargain, sell and convey their interest in the Leasehold Real Property; and (b) grants the Beneficiary a lien on, and security interest in, the Personalty; and (c) unconditionally and absolutely assigns the Leases and Rents to the Beneficiary (but subject to the license for collection of Rents described in Section 4.12 (b)); and (d) assigns to, and grants the Beneficiary a security interest in, any Contracts of Sale; and (e) assigns to the Beneficiary all Condemnation Awards and any insurance proceeds payable with respect to any Casualty. If and when Grantors have paid and performed all of the Obligations, no further advances are to be made under the Loan Agreement and the BioReliance Loan has been indefeasibly repaid in full, the Trustees, upon request by the Beneficiary, will provide a release of this Deed of Trust to the Grantors. The Grantors shall be responsible for the recordation of such release and payment of any recording costs.


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      Article III. Representations and Warranties. Each of the Grantors make the following representations and warranties as to itself, to the Beneficiary:


            Section III.1. Organization, Power and Authority of the Grantors; Loan Documents. The Borrower (a) is a limited liability company duly organized and existing under the laws of the state in which it is organized, and in any other state in which the Borrower conducts business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents. The Corporate Guarantor (a) is a corporation duly organized, existing and in good standing under the laws of the state in which it is organized, and is duly qualified to do business and in good standing in the state in which the Property is located and in any other state in which the Borrower conducts business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents. The execution and delivery of, and the carrying out of the transactions contemplated by, the Loan Documents executed by the Grantors, and the performance and observance of the terms and conditions of such Loan Documents, have been duly authorized by all necessary action of each Grantor. The Loan Documents to which each Grantor is a party constitute the valid and legally binding obligations of such Grantor and are fully enforceable against such Grantor in accordance with their respective terms.

            Section III.2. Other Documents; Laws. The execution and performance of the Loan Documents executed by the Grantors and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the corporate charter, bylaws, operating agreement of any Grantor, as the case may be, or any contract, agreement, document or other instrument to which any Grantor is a party or by which any Grantor may be bound or affected, and do not and will not violate or contravene any Law to which any Grantor is subject.

            Section III.3. Taxes. The Grantors have filed all federal, state, county and municipal Tax returns required to have been filed by the Grantors with respect to the Property and have paid all Taxes with respect to the Property which have become due pursuant to such returns or pursuant to any Tax assessments received by any Grantor.

            Section III.4. Legal Actions. To the best of each Grantor's knowledge or belief, there are no (a) Claims pending or, to the best of each Grantor's knowledge and belief, threatened, against or affecting the Property, or (b) investigations at law or in equity, before or by any court or Governmental Authority, pending or, to the best of each Grantor's knowledge and belief, threatened, against or affecting the Property. The Grantors are not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting the Property.

            Section III.5. Nature of Loan; Usury; Disclosures. Each Grantor is a business or commercial organization, and the Loan is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate of interest charged on the Loan does not, and will not, violate any usury Law or interest rate limitation.


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            Section III.6. Trade Names. Each Grantor conducts its business solely under the name set forth in the Preamble to this Deed of Trust and makes use of no trade names in connection therewith (other than MA BioServices, Inc.), unless such trade names have been previously disclosed to the Beneficiary in writing.


            Section III.7. Warranty of Title. The (a) Corporate Guarantor is the owner of the leasehold legal title to the Real Property, (b) the Grantors and the Affiliate, except for the Permitted Encumbrances, are the owners of all of the beneficial and/or equitable leasehold interests in and to the Property, and
(c) the Corporate Guarantor is lawfully seized and possessed of the leasehold interest in the Real Property and the Borrower is lawfully seized and possessed of the Leasehold Real Property. Each Grantor and the Affiliate has the right and authority to convey its leasehold interest in the Property and each Grantor does hereby warrant specially, and agrees to defend its leasehold interest in the Property and the title thereto, whether now owned or hereafter acquired, against all Claims by any Person claiming by, through, or under any Grantor. The Property is subject to no Encumbrances other than the Permitted Encumbrances.

            Section III.8. Property Assessments. The Real Property is assessed for purposes of Real Property Assessments as a separate and distinct parcel from any other property, such that the Property shall never become subject to the Lien of any Property Assessments levied or assessed against any property other than the Real Property.

            Section III.9. Independence of the Real Property. To the best of each Grantor's knowledge and belief, no building or other improvements on property not covered by this Deed of Trust rely on the Real Property or any interest therein to fulfill any requirement of any Governmental Authority for the existence of such property, building or improvements; and none of the Real Property relies, or will rely, on any property not covered by this Deed of Trust or any interest therein to fulfill any requirement of any Governmental Authority. The Real Property has been properly subdivided from all other property in accordance with the requirements of any applicable Governmental Authorities, but the Leasehold Parcel has not been subdivided.

            Section III.10. Existing Improvements. The existing Improvements, if any, were constructed in accordance with all applicable Laws, including, without limitation, zoning Laws.

            Section III.11. [INTENTIONALLY OMITTED].

            Section III.12. Leases, Rents, Contracts of Sale. The Leases, Rents and Contracts of Sale, if any, are not subject to any Encumbrance other than the Permitted Encumbrances.

            Section III.13. Hazardous Materials Contamination; Compliance With Environmental Requirements. To the best of each Grantor's knowledge and belief, based on its review of the Environmental Report (a) no Hazardous Materials Contamination has occurred on the Property and, (b) the Property has never been used as a manufacturing, storage, treatment, processing, recycling or disposal site for Hazardous Materials. The present condition and uses of, and activities on, the

Property do not violate any Environmental Requirement and the uses of the Property which each Grantor and each tenant and subtenant, if any, intend in the future to make of the Property comply and will comply with all applicable Environmental Requirements. No Grantor has received any notice, or is aware, of any Claim involving a violation of any Environment Requirement with respect to the Property or any operation conducted on the Property or on any parcel in the vicinity of the Property. To the best of each Grantor's knowledge, based on the Environmental Report, there is no Environmental Requirement which requires any work, repair, construction, capital expenditure, or other remedial work of any nature whatsoever to be undertaken with respect to the Property.


            Section III.14. Financial Statements. Each Grantor represents for itself that the financial statements heretofore delivered by said Grantor, if any, or any agent of the Grantor, to the Beneficiary are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no material additional liabilities have been incurred by such Grantor since the date thereof other than the borrowings contemplated herein or as approved in writing by the Beneficiary.

            Section III.15. Ground Lease. The Ground Lease (a) is a valid and subsisting lease of the Land and all other real and personal property described and demised therein for the term set forth in the Ground Lease; (b) is in full force and effect in accordance with its terms; and (c) has not been amended, modified or altered, except as described in the definition of Ground Lease set forth in this Deed of Trust. All Ground Lease Payments have been paid to the extent they were due and payable before the date hereof, and there are no existing defaults under the provisions of the Ground Lease or in the performance of any of its terms or conditions. The Corporate Guarantor is the sole owner of the entire leasehold estate, and all of the lessee's right, title and interest under the Ground Lease. The consent of the lessor under the Ground Lease is not required as a condition precedent to the validity or enforceability of this Deed of Trust.

            Section III.16. Sub-Lease. The Sub-Lease (a) is a valid and subsisting sublease of the Leasehold Parcel and all other real and personal property described and demised therein for the term set forth in the Sub-Lease;
(b) is in full force and effect in accordance with its terms; and (c) has not been amended, modified or altered, except as described in the definition of Sub-Lease set forth in this Deed of Trust. All Sub-Lease Payments have been paid to the extent they were due and payable before the date hereof, and there are no existing defaults under the provisions of the Sub-Lease or in the performance of any of its terms or conditions. The Borrower is the sole owner of the entire leasehold estate in the Leasehold Parcel, and all of the lessee's right, title and interest under the Sub-Lease.

            Section III.17. Single Purpose Entity/Separateness. The Borrower represents, warrants and covenants as follows:

            (a) the Borrower does not own and will not own any asset or property other than (i) the Property, and (ii) incidental personal property necessary for the ownership or operation of the Property;

            (b) the Borrower will not engage in any business other than the ownership, management, sale, exchange and operation of the Property and the Borrower will conduct and operate its business as presently conducted and operated;

            (c) The Borrower will not enter into any contract or agreement with any affiliate of the Borrower, any constituent party of the Borrower, any Guarantor (a "Related Third Party") or any affiliate of any constituent party or Related Third Party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party;

            (d) The Borrower has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Obligations, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances, and (iii) debt incurred in the financing of equipment and other personal property used on the Property. No indebtedness other than the Obligations (including the BioReliance Loan) may be secured (subordinate or pari passu) by the Property.

            (e) The Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party, any Related Third Party or any affiliate of any constituent party or Related Third Party), and shall not acquire obligations or securities of its affiliates.

      Article IV. Affirmative Covenants.

            Section IV.1. Obligations. The Grantors agree to promptly pay and/or perform all of the Obligations, time being of the essence in each case.

            Section IV.2. Adjustment of Condemnation and Insurance Claims. The Grantors shall give prompt Notice to the Beneficiary of any Casualty or any Condemnation or threatened Condemnation. The Corporate Guarantor agrees that in the event of any Condemnation, the Corporate Guarantor will at the Corporate Guarantor's option either (a) promptly exercise its rights under the Ground Lease to purchase the County's fee interest in the Real Property and remit all Condemnation Awards to the Beneficiary to repay the Obligations, or (b) make payment to the Beneficiary in an amount equal to the lesser of (i) the amount of Condemnation Proceeds which the Corporate Guarantor would have received had the Corporate Guarantor purchased the County's fee interest pursuant to provisions
(a) above, or (ii) by an amount determined by the Beneficiary in its reasonable discretion sufficient to maintain the Loan to Value Ratio. Subject to the provisions hereof, the Beneficiary agrees, however, that, so long as no Event of Default has occurred, the

Grantors may settle or compromise any such Claim with the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld or delayed. If, prior to the receipt by the Beneficiary of any Condemnation Award or insurance proceeds, the Property shall have been sold pursuant to the provisions of Section 7.02, the Beneficiary shall have the right to receive such funds to the extent of (a) any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered or denied), and (b) necessary to reimburse the Beneficiary for its Expenses. After the occurrence of any Event of Default, the Grantors agree to execute and deliver from time to time, upon the request of the Beneficiary, such further instruments or documents as may be requested by the Beneficiary to confirm the grant and assignment to the Beneficiary of any Condemnation Awards or insurance proceeds.


            Section IV.3. Application of Net Proceeds. Net Proceeds must be applied to either (a) the payment of the Obligations, or (b) the restoration of the Improvements. If Net Proceeds are equal to or less than $1,000,000 and no Event of Default has occurred and is continuing, the Grantors shall have the right to receive the Net Proceeds from the insurer or the Beneficiary, without having to satisfy any of the additional requirements of this Section 4.03, and to apply the Net Proceeds to the restoration of the Improvements. If Net Proceeds exceed $1,000,000, such Net Proceeds may be applied to rebuild and restore the Improvements provided, that at the time of the receipt of such Net
Proceeds: (i) no Event of Default has occurred and is continuing, (ii) the Beneficiary determines in its reasonable discretion and if requested by Beneficiary, based on a feasibility report prepared by an independent third party at the Grantors' expense, that it is economically feasible to rebuild the Improvements to substantially their condition before the Casualty or Condemnation with the Net Proceeds, and any additional funds provided by the Grantors, and (iii) the Borrower continues to make payments on the Loan as and when due, throughout the rebuilding and restoration of the Improvements. If for any reason, any of these conditions are not met, the Net Proceeds will be promptly applied to the payment of the Obligations.

Except as set forth above, in the event that Net Proceeds are to be applied to the restoration of the Improvements, each of the following conditions must also be met and complied with:

                  (a) An escrow account shall have been established with the Beneficiary composed of Net Proceeds, and, if necessary, additional deposits made by the Grantors, which, in the reasonable judgment of the Beneficiary, is sufficient to restore the Property to its use, value and condition immediately prior to the Casualty or Condemnation. The Beneficiary shall be entitled, at the expense of the Grantors, to consult such professionals as the Beneficiary may deem necessary, in its reasonable discretion, to determine the total costs of restoring the Property. No interest will be paid on funds in the escrow account. The Grantors hereby assign to, and grant the Beneficiary a security interest in, such escrow account and the funds therein to secure the payment and performance of the Obligations.

                  (b) The Beneficiary is satisfied that income under any Leases then in place, or from such other sources as may be acceptable to the Beneficiary, is sufficient to pay all of the Obligations when and as the same are due and payable.

                  (c) Proceeds from rental loss or business interruption insurance, or both, or other moneys of the Grantors, must be available to the Grantors in such amounts as the Beneficiary, in its reasonable judgment, considers sufficient to pay the debt service under the Note, and all Property Assessments, insurance premiums and other sums becoming due from the Grantors pursuant to this Deed of Trust and the Note during the time required for restoration.

                  (d) All restoration will be conducted under the supervision of an engineer, selected and paid for by the Grantors and approved in advance by the Beneficiary in its reasonable discretion and by a general contractor who shall be approved by the Beneficiary in its reasonable discretion.

                  (e) The restoration will be performed pursuant to plans and specifications approved by the Beneficiary in its reasonable discretion.

                  (f) If required by the Beneficiary at its sole but reasonable option, the contractor or contractors responsible for the restoration shall have obtained payment and performance bonds from a corporate surety acceptable to the Beneficiary and naming the Beneficiary as dual obligee.

                  (g) The Guaranty shall remain in full force and effect and the Corporate Guarantor shall so confirm to the Beneficiary.

If any of the foregoing conditions are not satisfied, the Beneficiary may, in its sole discretion, apply Net Proceeds to the payment of the Obligations.

            If applied to restoration, Net Proceeds (and any other funds required to be deposited with the Beneficiary) shall be disbursed from time to time in accordance with the terms and conditions of a construction loan agreement similar to the Loan Agreement with such changes as the Beneficiary may reasonably require, and subject also to the following conditions (which shall control in the event of any conflict with the provisions of such construction loan agreement):

                  (a) Restoration shall commence within thirty (30) days following receipt of the Net Proceeds by the Beneficiary and shall be completed within such time as may be determined by the Beneficiary in view of the extent of the Casualty or Condemnation but, in any event, shall be completed within a reasonable period after the date the Net Proceeds are received.

                  (b) At the time of each disbursement no Default shall have occurred.

                  (c) Restoration shall be performed in accordance with the requirements of Section 5.04.

                  (d) Each disbursement and accompanying each request therefor, shall be made in accordance with the terms set forth in the Loan Agreement governing disbursements and any hold backs.

                  (e) The final hold backs, if any, shall be disbursed only upon delivery to the Beneficiary, in addition to the items required in paragraph (d) above, of the following:

                  (i) Final waivers of Liens from all contractors and subcontractors.

                  (ii) A certificate of the architect or the Beneficiary's Inspecting Engineer (as defined in the Loan Agreement) stating that the restoration has been completed in a good and workmanlike manner, in accordance with the plans and specifications approved by the Beneficiary and in accordance with all applicable Laws.

                  (f) Immediately upon the occurrence of any Event of Default, the Beneficiary may apply Net Proceeds and any other sums deposited with the Beneficiary to the repayment of the Obligations.

            Section IV.4. Property Assessments; Escrow. (a) Unless an escrow account for payment of Property Assessments is created pursuant to subsection
(c) below, the Grantors will (i) promptly pay in full and discharge all Property Assessments, and (ii) exhibit to the Beneficiary, upon demand, the receipted bills for such Property Assessments prior to the day upon which the same shall become delinquent. Property Assessments shall be considered delinquent as of the first day any interest or penalties commence to accrue thereon.

                  (b) In the event of the passage of any Law subsequent to the date of this Deed of Trust in any manner changing or modifying the Laws now in force governing the taxation of deeds of trust or debts secured by deeds of trust or the manner of collecting any such taxes so as to adversely affect the Beneficiary (including, without limitation, a requirement that internal revenue stamps be affixed to this Deed of Trust or any of the other Loan Documents), the Grantors will promptly pay any such tax upon receipt of an invoice therefor. If the Grantors fail to make such prompt payment, or if any Law prohibit the Grantors from making such payment or would penalize the Beneficiary if the Grantors make such payment, then the entire unpaid balance of the Obligations shall, immediately become due and payable at the sole option of the Beneficiary upon ninety (90) days notice from Beneficiary to the Grantors. In no event, however, shall any income taxes of the Beneficiary or franchise taxes of the Beneficiary measured by income, or taxes in lieu of such income taxes or franchise taxes, be required to be paid by the Grantors.

                  (c) At any time and from time to time following the occurrence of an Event of Default, the Grantors shall pay to the Beneficiary monthly, on any date selected by the Beneficiary, such amount as the Beneficiary from time to time estimates will generate sufficient funds to pay all Property Assessments and premiums for the insurance required by Section 4.02 prior to the date such Property Assessments or insurance premiums next become due. The Beneficiary's estimates shall be based on the amounts actually payable or, if unknown, on the amounts actually paid for the year preceding that for which such payments are being made. Any deficiencies shall be promptly paid by the Grantors to the Beneficiary on demand. The Grantors shall transmit bills for the Property Assessments and insurance premiums to the Beneficiary as soon as received. When the Beneficiary has received from the Grantors, or on its account, funds sufficient to pay the same, the Beneficiary shall pay such bills. Payments for such purposes may be made by the Beneficiary at its discretion even though subsequent owners of the Property may benefit thereby. Upon foreclosure or release of this Deed of Trust or, to the extent permitted by Law, upon the occurrence of an Event of Default, the Beneficiary may apply any sums so deposited to the payment of the Obligations. If from time to time funds are accumulated under the terms of this Section in excess of the amount needed to pay the Property Assessments and such insurance premiums, the Grantors at least annually shall be given the option of (i) receiving a refund of the excess funds, (ii) applying the excess funds to the payment of the Obligations (without penalty or prepayment fees under the Note), or (iii) permitting the excess funds to remain in the escrow account established pursuant to this Section. If the Grantors fail to give Notice to the Beneficiary of their intent with respect to the application of the excess funds as provided in this Section within sixty
(60) days from the date the Beneficiary mailed notice of the accumulation of the excess funds, the Beneficiary shall promptly return the excess funds to the Grantors. Within sixty (60) days after receipt from the Grantors of a Notice requesting a refund, the Beneficiary shall also return excess funds to the Grantors.


            Section IV.5. Compliance with Laws. Each Grantor will comply with and not violate, and cause to be complied with and not violated in all material respects, all present and future Laws applicable to the Property and its use and operation.

            Section IV.6. Maintenance and Repair of the Property. Each Grantor, at the Grantors' sole expense, will (a) keep and maintain or will cause to be kept or maintained, the Improvements and the Equipment in good condition, working order and repair, and (b) make, or cause to made, all necessary or appropriate repairs and Additions to the Improvements and Equipment, so that each part of the Improvements and all of the Equipment shall at all times be in good condition and fit and proper for the respective purposes for which they were originally intended, erected, or installed.

            Section IV.7. Additions to Security. All right, title and interest of the Grantors in and to all Improvements and Additions hereafter constructed or placed on the Property and in and to any Equipment hereafter acquired shall, without any further deed of trust, conveyance, assignment or other act by the Grantors, become subject to the Lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantors and specifically described in the granting clauses hereof. The Grantors agree, however, to execute and deliver to the Trustees and/or the Beneficiary such further documents as may be required pursuant to Section 9.02.

            Section IV.8. Inspection. The Grantors will permit the Beneficiary, or any Person authorized by the Beneficiary, to enter and make inspections of the Property at all reasonable times and as often as may be requested by the Beneficiary, provided, all such inspections are made in accordance with each Grantor's (and any subtenant's) security and confidentiality policies and procedures. No Person who is a competitor of any Grantor, the Affiliate or any subtenant of the Affiliate may inspect the Property unless such Person is a potential purchaser of the Real Property and such inspection takes place not less forty five (45) days after any Monetary Default and not less than one hundred twenty (120) days after an other Event of Default.

            Section IV.9. Management. The Borrower at all times shall provide for the competent and responsible management and operation of the Property. Any management contract or contracts affecting the Property must be approved in writing by the Beneficiary prior to the execution of the same.

            Section IV.10. Estoppel Certificates. Within ten (10) days after any request by the Beneficiary or a proposed assignee or purchaser of the Loan, the Borrower shall certify in writing to the Beneficiary, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether the Borrower has any right of defense or set off to the payment or performance of any of the Obligations.

            Section IV.11. Subrogation. To the extent permitted by Law, the Beneficiary shall be subrogated, notwithstanding its release of record, to any Lien now or hereafter existing on the Property to the extent that such Lien is paid or discharged by the Beneficiary whether or not from the proceeds of the Loan. This Section shall not be deemed or construed, however, to obligate the Beneficiary to pay or discharge any Lien.

            Section IV.12. Leases. (a) The Beneficiary shall have the right to approve any Lease executed after the date of this Deed of Trust as to form, content and financial strength of the tenant. All such Leases shall, at the Beneficiary's option, include subordination provisions acceptable to the Beneficiary in its sole and absolute discretion. The Beneficiary agrees that it will provide all tenants under Leases which have terms (including any renewal options) of twenty four (24) months or less and all tenants under Leases approved by the Beneficiary in its sole, but reasonable discretion, with the Beneficiary's customary subordination, attornment and non-disturbance agreement. At any time, within thirty (30) days after Notice from the Beneficiary, the Borrower will deliver to the Beneficiary a written description in such reasonable detail as the Beneficiary may request of all of the Leases, including, without limitation, the names of all tenants, the terms of all Leases and the Rents payable under all Leases, and, on demand, the Borrower will furnish to the Beneficiary fully executed copies of any Leases and such subordination and attornment agreements as the Beneficiary may request. If any Lease provides for the giving by the tenant of certificates with respect to the status of such Lease, the Borrower shall exercise its right to require such certificate within ten (10) days after any request by the Beneficiary. Within thirty (30) days after any request by the Beneficiary, the Borrower will notify all tenants under existing Leases, and agrees to thereafter notify all tenants under future Leases, that (i) the Borrower collects and receives all Rents pursuant to the license granted to it hereunder, and (ii) upon Notice from the Beneficiary that such license has been revoked, the tenant (including, but not limited to the Affiliate) shall pay all unpaid Rent directly to the Beneficiary. After the completion of the Improvements, the Borrower may assign its interest as lessee in the Sub-Lease and its interests as a lessor in the Facility Lease to a third party acceptable to the Beneficiary in its reasonable discretion, provided such assignment is made subject to the lien of this Deed of Trust, and further provided that the assignee assumes all of the obligations of the Borrower under the Loan Documents pursuant to a written agreement acceptable to the Beneficiary in all material respects. Notwithstanding anything set forth in this Section to the contrary, the Affiliate may sublease in the aggregate up to forty nine percent (49%) of the Leasehold Parcel under the Facility Lease to third parties, provided each such assignment is made subject to the lien of this Deed of Trust. In the event the Affiliate wishes to sublease in the aggregate more than forty nine percent (49%) of the Leasehold Real Property under the Facility Lease to third parties, in addition to the conditions set forth in the preceding sentence, the Beneficiary must approve the identity of each such third party, which approval will not be unreasonably withheld, and further provided, that for any assignment or sublease of all or substantially all of the Leasehold Real Property, the sublessee/assignee assumes all of the obligations of the Affiliate under the Loan Documents pursuant to a written agreement acceptable to the Beneficiary in all material respects.


                  (b) So long as no Event of Default has occurred, the Grantors shall each have a license (which license shall terminate automatically and without Notice upon the occurrence of an Event of Default) to collect upon, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for the Beneficiary, provided that prior to the occurrence and during the continuance of any Event of Default, the Grantors may use such Rents in their businesses. The Grantors and the Beneficiary acknowledge and agree that a portion of the Rents under the Facility Lease necessary to pay the Obligations will be paid directly to the Beneficiary for application against the Loan. Upon revocation of the license described above following the occurrence of an Event of Default, and following notification to the tenants (other than the Affiliate) under the Leases by the Beneficiary or the Trustees that Rents are to be paid to the Beneficiary, all Rents (other than those already being paid by the Affiliate directly to the Beneficiary) shall be paid directly to the Beneficiary and not through the Borrower or the Corporate Guarantor. A demand by the Beneficiary on any tenant for the payment of Rent shall be sufficient to warrant such tenant to make future payments of Rent to the Beneficiary without the necessity of further consent by the Borrower or the Corporate Guarantor.

                  (c) The Borrower and the Corporate Guarantor, at their sole cost and expense, will use their best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under any Leases and will appear in and defend, at their sole cost and expense, any action or proceeding arising under, or in any manner connected with, such Leases.

                  (d) Except as permitted in the Loan Documents, neither the Borrower, nor the Corporate Guarantor will assign the whole or any part of the Leases or Rents without the prior written consent of the Beneficiary, and any assignment without such consent shall be null and void.

                  (e) The Grantors will promptly perform all of their material obligations under any Leases. The Grantors will not, without the prior written consent of the Beneficiary, (i) cancel, terminate, accept a surrender of, reduce the payment of rent under, or accept any prepayment of rent for more than one (1) month in advance under, any Lease, or (ii) permit a Lien on the Property superior to any Lease, other than this Deed of Trust.

                  (f) Except to the extent the Beneficiary has agreed to provide certain tenants with non-disturbance agreements pursuant to subsection (a) of this Section, if any Leases are subordinate (either by their date, their express terms, or by subsequent agreement of the tenant) to this Deed of Trust, such Leases shall be subject to the condition (and this Deed of Trust so authorizes) that, in the event of any sale of the Property pursuant to the provisions of
Section 7.02, the Leases shall, at the sole option of the Beneficiary or any purchaser at such sale, either (i) continue in full force and effect as set forth in the required advertisement of sale, and the tenant or tenants thereunder will, upon request, attorn to and acknowledge in writing the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from the Beneficiary, the Trustees or any purchaser or purchasers, terminate within ninety (90) days from the date of sale. As to any Lease, neither the Beneficiary nor any purchaser or purchasers at foreclosure shall be bound by any payment of rent for more than one (1) month in advance or by any amendment or modification of the Lease made without the prior written consent of the Beneficiary or, subsequent to a foreclosure sale, such purchaser or purchasers.

                  (g) Neither the Trustees nor the Beneficiary shall be obligated to perform or discharge any obligation of the Grantors under any Lease, provided, however, that if the Beneficiary takes possession of the Property and operates the Property it will perform the obligations of the Grantors under the Lease to the extent applicable. This assignment of the Leases in no manner places on the Beneficiary or the Trustees any responsibility for
(i) the control, care, management or repair of the Property, (ii) the carrying out of any of the terms and conditions of the Leases, (iii) any waste committed on the Property, or (iv) any dangerous or defective condition on the Property (whether known or unknown). The Grantors agree to indemnify the Trustees and the Beneficiary for, and forever hold them harmless from, any and all Claims arising out of, or in connection with, any Leases or any assignment thereof, provided, however, that the Beneficiary is not released from any Claims which arise solely from the Beneficiary's gross negligence or willful misconduct.

            Section IV.13. Contracts of Sale. Following the occurrence of an Event of Default, each Grantor irrevocably authorizes the Beneficiary, at its sole option, to collect, in the name of each Grantor or in its own name as assignee, all payments due or to become due under any Contract of Sale. Each Grantor agrees that it will facilitate in every reasonable way the collection by the Beneficiary of such payments, and will, upon written request by the Beneficiary, execute a written notice and deliver the same to each purchaser directing the purchaser to make such payments to the Beneficiary. In no event shall the Beneficiary be accountable for more moneys than it actually receives pursuant to a Contract of Sale, nor shall the Beneficiary be liable for any failure to collect payments under any Contract of Sale. The right to determine the method of collection and the extent to which the enforcement of collection shall be prosecuted is reserved to the sole discretion of the Beneficiary. The Grantors, without the prior written consent of the Beneficiary, will not execute any assignment of any Contract of Sale or the payments due thereunder. The Grantors shall furnish to the Beneficiary, within ten (10) days after a written request from the Beneficiary, a written certification containing the names of all contract purchasers of the Property and shall attach to such certification a copy of any Contract of Sale. Nothing contained in this Section shall (a) be construed as a consent by the Beneficiary to any Transfer of the Property, or (b) constitute a delegation to the Beneficiary of any of the Grantors' duties or obligations under any Contract of Sale. The Grantors agree to indemnify the Beneficiary and the Trustees for, and forever hold them harmless from, any Claim arising out of, or in connection with, any Contract of Sale, prior to the closing of such sale, provided, however, that the Beneficiary is not released from any Claims which arise solely from the Beneficiary's gross negligence or willful misconduct.

            Section IV.14. Taxes. The Grantors shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with Section 4.18.

            Section IV.15. Hazardous Materials; Contamination. (a) Each Grantor agrees to (i) give Notice to the Beneficiary immediately upon each Grantor's acquiring knowledge of any Hazardous Materials Contamination or of any Claim made or threatened against any Grantor or the Property with respect to any Environmental Requirement with a full description thereof; (ii) at the Grantors' sole cost and expense, promptly comply or cause compliance with any and all Environmental Requirements relating to the Property or such Hazardous Materials Contamination and provide the Beneficiary with satisfactory evidence of such compliance; and (iii) take whatever other action as the Beneficiary may deem necessary or appropriate in its reasonable discretion to restore to the Grantors the full use and benefit of the Property as contemplated by the Loan Documents.

                  (b) If an Event of Default shall have occurred hereunder or under any of the other Loan Documents, the Grantors shall immediately upon the receipt of Notice from the Beneficiary, which may be given at any time and from time to time by the Beneficiary in its sole discretion (but not more frequently than once during any twelve (12) month period), cause an Environmental Assessment to be undertaken with respect to the Property and furnish the same to the Beneficiary within thirty (30) days after the date of the Beneficiary's request. The cost of any such Environmental Assessment shall be borne exclusively by the Grantors. The Grantors shall cooperate with each environmental consulting firm engaged to make any such Environmental Assessment and shall supply to each such environmental consulting firm, from time to time and promptly on request, all information available to the Grantors to facilitate the completion of the Environmental Assessment. Notwithstanding the foregoing, the Beneficiary shall be under no duty to require the preparation of any Environmental Assessment of the Property, and in no event shall any such Environmental Assessment by the Beneficiary be or give rise to any representation or warranty by the Beneficiary that Hazardous Materials are or are not present on the Property, or that there has been compliance by the Grantors or any other Person with any Environmental Requirement.

                  (c) The Grantors shall protect, indemnify, defend and hold the Beneficiary, the Trustees, any Persons owned or controlled by, owning or controlling, or under the common control of or affiliated with, the Beneficiary and/or the Trustees, any participants in the

Loan, the directors, officers, employees and agents of the Beneficiary, and/or such other Persons, and the heirs, personal representatives, successors and assigns of each of the foregoing, harmless from and against any and all Claims of any kind or nature whatsoever arising out of or in any way connected with any investigative, enforcement, cleanup, removal, containment, remedial or other private, governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against the Grantors or the Beneficiary or against or with respect to the Property or any condition, use or activity on the Property or at any time threatened or made by any Person against the Grantors or the Beneficiary or against or with respect to the Property or any condition, use or activity on the Property relating to any damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Materials or Hazardous Materials Contamination. Upon demand by the Beneficiary, the Grantors shall diligently defend any such Claim which affects the Property or is made or commenced against the Beneficiary, whether alone or together with the Grantor or any other Person, all at the Grantors' sole cost and expense and by counsel to be approved by the Beneficiary in the exercise of its reasonable judgment. In the alternative, the Beneficiary may at any time elect to conduct its own defense through counsel selected by the Beneficiary and at the cost and expense of the Grantors.


            Section IV.16. Right to Perform. If either Grantor fails to promptly pay or perform any of the Obligations after any applicable grace or cure period, the Beneficiary, without Notice to or demand upon either Grantor, and without waiving or releasing any Obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Grantors. The Beneficiary may enter upon the Property for that purpose and take all action thereon as the Beneficiary considers necessary or appropriate. All Expenses incurred by the Beneficiary pursuant to this Section, together with interest thereon at the Reimbursement Rate, shall be paid by the Grantors to the Beneficiary as provided in Section 4.17.

            Section IV.17. Reimbursement; Interest. If the Beneficiary or the Trustees shall incur any Expenses or pay any Claims to which the Beneficiary or the Trustees become a party by reason of this Deed of Trust or the rights and remedies provided hereunder (regardless of whether this Deed of Trust expressly provides for an indemnification against such Claims by the Grantor), such Expenses and Claims shall be (a) paid by the Grantors to the Beneficiary on demand, together with interest thereon from the date incurred until paid in full by the Grantor at the Reimbursement Rate, and (b) a part of the Obligations secured by this Deed of Trust. Notwithstanding the foregoing, however, in any action or proceeding to foreclose this Deed of Trust or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section. Whenever this Deed of Trust provides for interest to be paid at the Reimbursement Rate, the Reimbursement Rate shall be calculated on the basis of a 360-day year factor applied to actual days elapsed and adjusted simultaneously with any change in the Beneficiary's prime rate of interest.

            Section IV.18. Permitted Contests. The Grantors shall not be required to pay any of the Property Assessments, or to comply with any Law, so long as the Grantors shall in good faith, and at their cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the Law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) neither the Beneficiary nor the Trustees are subjected to any Claim, and (d) the Grantors provide assurances satisfactory to the Beneficiary in its reasonable discretion (including, without limitation, the establishment of an appropriate reserve account with the Beneficiary) of their ability to pay such Property Assessments or comply with such Law in the event the Grantors are unsuccessful in its contest. Each such contest shall be promptly prosecuted to final conclusion or settlement, and the Grantors shall indemnify and save the Beneficiary and Trustees harmless against all Claims in connection therewith. Promptly after the settlement or conclusion of such contest or action, the Grantors shall comply with such Law and/or pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interests, costs and expenses in connection therewith.


            Section IV.19. Security Agreement. This Deed of Trust creates a security interest in the Personalty, and, to the extent the Personalty is not real property, this Deed of Trust constitutes a security agreement from the Grantors and the Affiliate to the Beneficiary under the Uniform Commercial Code of the State. The Grantors hereby agree to execute and deliver on demand, and, if appropriate, to file with the appropriate filing office or offices, such financing statements or other instruments as the Beneficiary may request or require in order to perfect the security interest granted hereby or to continue the effectiveness of the same.

            Section IV.20. Ground Lease Obligations. The Corporate Guarantor agrees that it will (a) unless an escrow for Ground Lease Payments has been established pursuant to the following clause (b), pay when due all Ground Lease Payments; (b) if at any time requested by the Beneficiary, after the occurrence and during the continuance of any Event of Default, at the Beneficiary's sole option, pay to the Beneficiary monthly, on any date selected by the Beneficiary, such amount as the Beneficiary from time to time estimates will generate sufficient funds to pay all Ground Lease Payments on the date such Ground Lease Payments next become due (such sums shall be held subject to the terms and conditions governing the escrow for Property Assessments and insurance premiums as set forth in Section 4.04); (c) at all times perform and comply with all of its obligations under the Ground Lease; (d) promptly after receipt of any notice of default pursuant to the terms of the Ground Lease, fully and timely cure the same; (e) do all things necessary to preserve and keep unimpaired the rights of the tenant under the Ground Lease and to prevent any default thereunder or termination, surrender, cancellation or impairment thereof; (f) give prompt Notice to the Beneficiary of any default by the lessor under the Ground Lease and (g) give prompt Notice to the Beneficiary of the giving of any notice by the lessor under the Ground Lease of any default by the Corporate Guarantor, as tenant under the Ground Lease. In the event Ground Lease Payments are escrowed with the Beneficiary pursuant to this Section, the Beneficiary will use such Ground Lease Payments, to the extent available, to make payments to the County when such payments are due.

            Section IV.21. Sub-Lease Obligations. The Borrower agrees that it will (a) unless an escrow for Sub-Lease Payments has been established pursuant to the following clause (b), pay when due all Sub-Lease Payments; (b) if at any time requested by the Beneficiary, after the occurrence and during the continuance of any Event of Default, at the Beneficiary's sole option, pay to the Beneficiary monthly, on any date selected by the Beneficiary, such amount as the Beneficiary from time to time estimates will generate sufficient funds to pay all Sub-Lease Payments on the date such Sub-Lease Payments next become due (such sums shall be held subject to the terms and conditions governing the escrow for Property Assessments and insurance premiums as set forth in Section 4.04); (c) at all times perform and comply with all of its obligations under the Sub-Lease; (d) promptly after receipt of any notice of default pursuant to the terms of the Sub-Lease, fully and timely cure the same; (e) do all things necessary to preserve and keep unimpaired the rights of the tenant under the Sub-Lease and to prevent any default thereunder or termination, surrender, cancellation or impairment thereof; (f) give prompt Notice to the Beneficiary of any default by the Corporate Guarantor under the Sub-Lease and (g) give prompt Notice to the Beneficiary of the giving of any notice by the Corporate Guarantor under the Ground Lease of any default by the Borrower, as tenant under the Sub-Lease.


            Section IV.22. Non-Merger. The Corporate Guarantor agrees that prior to acquiring the fee simple, or any other estate, title or interest in the Land or the Improvements, the Corporate Guarantor shall execute and deliver to the Beneficiary such instruments, deeds and documents as the Beneficiary deems necessary or prudent to cause this Deed of Trust to attach to and cover and be a first lien upon each other estate so acquired, and to cause such estate so acquired to be considered as mortgaged, assigned or conveyed to the Trustees hereunder and the Lien of this Deed of Trust spread to cover such estate, subject only to the Permitted Encumbrances. The Grantors agree upon request of the Beneficiary to promptly execute and deliver to the Beneficiary such additional documents as the Beneficiary may reasonably request to carry out the intent of this Section.

            Section IV.23. Appraisals. The Beneficiary shall have the right to require updated appraisals of the Property not more frequently than once every three (3) years or at any time after the occurrence of an Event of Default, which appraisals shall be prepared by an appraiser or appraisers designated by the Beneficiary and shall be in all respects acceptable to the Beneficiary. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Beneficiary in all respects. Such appraisal reports shall not be released by the Beneficiary to the Grantors unless the Grantors have paid all costs for such appraisal reports. The Grantors shall reimburse the Beneficiary upon demand for all costs and expenses incurred by the Beneficiary with respect to the preparation and review of all future appraisals required pursuant to the terms hereof.

            Section IV.24 Handicapped Access.

            (a) The Grantors agree that they will use commercially reasonable efforts to cause the Property to comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1998 (if applicable), all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws").

            (b) Each Grantor agrees to give prompt notice to the Beneficiary of the receipt by such Grantor of any written complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

      Article V. Negative Covenants.

            Section V.1. Encumbrances. Without the prior written consent of the Beneficiary, the Grantors will not cause, other than as permitted in the Related Leases, the Real Property or the Personalty, or the Leases, Rents and Contracts of Sale, to become subject to any Encumbrances other than the Permitted Encumbrances. The Grantors shall give the Beneficiary Notice of any default under any Lien and Notice of any foreclosure or threat of foreclosure.

            Section V.2. Transfer of the Property. The Grantors will not Transfer, or contract to Transfer, all or any part of the Leasehold Parcel or any legal or beneficial interest therein, except for the assignments and subleases permitted under the Loan Documents.

            Section V.3. [Intentionally Omitted]

            Section V.4. Additional Improvements. The Grantors will not construct any Improvements other than those presently on the Land, those described in the Loan Agreement, and those described in the documents evidencing the BioReliance Loan, without the prior written consent of the Beneficiary which consent will not be unreasonably withhold. The Grantors will construct and erect any permitted Improvements (a) strictly in accordance with all applicable Laws and any private restrictive covenants, (b) entirely on lots or parcels of the Land, (c) so as not to encroach upon any easement or right of way or upon the land of others, and (d) wholly within any building restriction lines applicable to the Land.

            Section V.5. Restrictive Covenants, Zoning, etc. Without the prior written consent of the Beneficiary in its reasonable discretion, the Grantors will not initiate, join in, or consent to any change in, any restrictive covenant, easement, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Property, unless required by the County. Each Grantor will (a) promptly perform and observe, and cause to be performed and observed, all of the terms and conditions of all agreements affecting the Property (including, but not limited to, the Ground Lease), and
(b) do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of, or constituting any portion of, the Property.

            Section V.6. Prohibition on Hazardous Materials Contamination. The Grantors will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by any Person on or with respect to the Property. The Grantors will keep the Property free of all Hazardous Materials Contamination.

      Article VI. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Deed of Trust:

            Section VI.1. Accuracy of Information; Representations and Warranties. Any information contained in any financial statement, schedule, report or any other material document delivered by any Grantor or any other party or parties on behalf of any Grantor to the Beneficiary in connection with the Loan proves at any time to be not in all material respects true and accurate, as of the time made or any Grantor or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Deed of Trust, including, but not limited to the representations set forth in
Section 3.17 of this Deed of Trust, or in any other material document, certificate or opinion delivered by any Grantor to the Beneficiary in connection with the Loan, proves at any time to be incorrect or misleading in any material respect as of the time made.

            Section VI.2. Payment Obligations. The Grantors fail to promptly pay any of the Obligations when and as due and payable, and such failure remains uncured for five (5) days after written notice thereof (a "Monetary Default").

            Section VI.3. Transfer of the Property; Encumbrances. The Grantors knowingly violates the provisions of Section 5.01 or 5.02, or the Grantors otherwise violate the provisions of Section 5.01 or 5.02 and such failure remains uncured for thirty (30) days after written notice thereof, unless (a) the nature of the failure is such that it cannot be cured within the thirty (30) day period, (b) the Grantors institute corrective action within the thirty (30) day period, and (c) the Grantors complete the cure within a period of an additional sixty (60) days.

            Section VI.4. Insurance Obligations. The Grantors fail to promptly perform or comply with any of the terms and conditions set forth in Section 4.02 and such failure remains uncured for thirty (30) days after written notice thereof, provided, however, that no such cure period shall be required if at any time any such insurance would lapse or terminate.

            Section VI.5. Other Obligations. The Grantors fail to promptly perform or comply with any of the Obligations (other than those expressly described in other Sections of this Article VI), and such failure continues uncured for a period of thirty (30) days after Notice from the Beneficiary to the Grantors, unless (a) the nature of the failure is such that it cannot be cured within the thirty (30) day period, (b) the Grantors institute corrective action within the thirty (30) day period, and (c) the Grantors complete the cure within a period of an additional sixty (60) days.

            Section VI.6. Event of Default Under Other Loan Documents. An Event of Default (as defined therein) occurs under any of the Loan Documents other than this Deed of Trust.


            Section VI.7. Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Property such that the present or intended use of the Property, as specified in the Loan Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed, unless such use is permitted under a "grandfather" provision.

            Section VI.8. Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Property, including, without limitation, any Permitted Encumbrances, and such default remains uncured beyond any applicable grace or cure period.

            Section VI.9. Voluntary Bankruptcy, etc. Any Grantor applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of such Grantor or of the Property or of all or substantially all of any Grantor's other assets, or (b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, or (c) makes a general assignment for the benefit of creditors, or (d) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of any Grantor) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law, or (e) files an answer admitting the material allegations of a petition filed against any Grantor in any bankruptcy, reorganization or insolvency proceeding.

            Section VI.10. Involuntary Bankruptcy, etc. An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating any Grantor as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of any Grantor or of the Property, or of all or substantially all of any Grantor's other assets, and such order, judgment or decree continues unstayed and in effect for a period of ninety (90) days from the date entered.

            Section VI.11. Execution; Attachment. Any execution or attachment is levied against the Property, and such execution or attachment is not set aside, discharged or stayed within sixty (60) days after the same is levied.

            Section VI.12. Judgment. Unless adequately covered by insurance in the opinion of the Beneficiary, the entry of a final judgment for the payment of money involving more than $5,000,000 against any Grantor and the failure by such Grantor to pay or discharge the same, or cause it to be discharged, or bonded off to the Beneficiary's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

            Section VI.13. Change in Business Status. Unless the written consent of the Beneficiary is previously obtained, the sale of all or substantially all of the business assets of the Borrower, or the commencement of any proceeding to dissolve or liquidate any Grantor, or the occurrence of any change in the form of business entity through which the Borrower presently conducts its business, or any change to the operating agreement of the Borrower.

            Section VI.14. Default Under Other Indebtedness. Any Grantor fails to pay any indebtedness of such Grantor in excess of $5,000,000 (other than the Loan but including the BioReliance Loan) when and as due and payable (whether by acceleration or otherwise), and such default remains uncured beyond any applicable grace or cure period.

            Section VI.15. Ground Lease. The Corporate Guarantor fails to promptly perform or comply with the terms and conditions of Section 4.20(b), (d) or (g) beyond any applicable grace or cure period, if any, for performance under the Ground Lease, or the Ground Lease is terminated, canceled or in any way modified without the prior written consent of the Beneficiary, unless such termination is by virtue of the Corporate Guarantor's exercise of its purchase option thereunder.

            Section VI.16. Sub-Lease. The Borrower fails to promptly perform or comply with any of the terms and conditions of Section 4.21(b), (d) or (g) beyond any applicable grace or cure period, if any, for performance under the Sub-Lease, or the Sub-Lease is terminated, canceled or in any way modified without the prior written consent of the Beneficiary.

            Section VI.17. Dissolution of the Borrower. Without the Beneficiary's prior express written consent thereto, (a) the Borrower is dissolved either pursuant to the provisions of its operating agreement, by operation of law, or in any other manner, voluntarily or otherwise; (b) the operating agreement of the Borrower is terminated pursuant to any of its provisions or by operation of law, or amended or modified in any manner; or (c) if the Borrower fails to comply with any of the terms and conditions set forth in Section 3.17.

      Article VII. Rights and Remedies. Upon the occurrence of any Event of Default, the Beneficiary, or the Trustees at the direction of the Beneficiary, may at any time thereafter exercise any of the following rights, powers or remedies:

            Section VII.1. Acceleration. The Beneficiary may declare (without further Notice to the Grantors and without presentment, demand, protest or notice of protest or of dishonor, all of which the Grantors hereby waive) the Obligations to be immediately due and payable.

            Section VII.2. Foreclosure. The Trustees may take possession of and sell the Property, or any part thereof requested by the Beneficiary to be sold, and in connection therewith the Grantors hereby (a) assent to the passage of a decree for the sale of the Property by the equity court having jurisdiction, and
(b) authorize and empower the Trustees to take possession of and sell (or in case of the default of any purchaser to resell) the Property, or any part thereof, all in accordance with the Laws or rules of court relating to deeds of trust, including any amendments thereof, or additions thereto, which do not materially change or impair the remedy. In connection with any foreclosure, the Beneficiary and/or the Trustees may (a) procure such title reports, surveys, tax histories and appraisals as they deem necessary, and (b) make such repairs and Additions to the Property as they deem advisable, all of which shall constitute Expenses. In case of any sale under this Deed of Trust, by virtue of judicial proceedings or otherwise, the Grantor's interest in the Property may be sold as an entirety or in parcels, by one sale or by several sales, as may be deemed by the Trustees to be appropriate and without regard to any right of the Grantors or any other Person to the marshaling of assets. Any sale hereunder may be made at public auction, at such time or times, at such place or places, and upon such terms and conditions and after such previous public notice as the Trustees shall deem appropriate and advantageous and as required by Law. Upon the terms of such sale being complied with, the Trustees shall convey to, and at the cost of, the purchaser or purchasers the interests of the Grantors in the Property so sold, free and discharged of and from all estate, title or interest of the Grantors, at law or in equity (including, but not limited to any rights under the Sub-Lease and/or the Facility Lease to occupy the Property), such purchaser or purchasers being hereby discharged from all liability to see to the application of the purchase money, and such purchaser or purchasers having the right to terminate the Sub-Lease and/or the Facility Lease. The proceeds of such sale or sales under this Deed of Trust, whether under the assent to a decree, the power of sale, or by equitable foreclosure, shall be held by the Trustees and applied as follows: First, to pay (a) all Expenses incurred in connection with such sale or in preparing the Property for such sale including, among other things, a counsel fee of $5,000 to the attorneys representing the Beneficiary and the Trustees for conducting the proceedings if without contest, but if legal services be rendered to the Trustees and the Beneficiary in connection with any contested matter in the proceedings, then such other counsel fees shall be allowed and paid out of the proceeds of such sale or sales as the court having jurisdiction may deem proper, and (b) a trustees' commission equal to the commission allowed trustees for making sales of property under decrees of the equity court having jurisdiction; Second, to pay all of the Obligations and all interest then due and accrued thereon, which shall include interest through the date of ratification of the auditor's account; and lastly, to pay the surplus, if any, to the Grantors or any Person entitled thereto upon surrender and delivery to the purchaser or purchasers of the Property, and less the Expenses, if any, of obtaining possession. Immediately upon the filing of any foreclosure under this Deed of Trust, there shall also become due and owing by the Grantors a commission on the total amount of the Obligations then due equal to one-half of the percentage allowed as commission to trustees making sales under orders or decrees of the equity court having jurisdiction, and no Person shall be required to receive only the aggregate amount of the Obligations to the date of payment unless the same is accompanied by a tender of such commission.

            Section VII.3. Taking Possession or Control of the Property. As a matter of right without regard to the adequacy of the security, and to the extent permitted by law without Notice to the Grantors, the Beneficiary shall be entitled, upon application to a court of competent jurisdiction, to the immediate appointment of a receiver for all or any part of the Property and the Rents, whether such receivership be incidental to a proposed sale of the Property or otherwise, and the Grantors hereby consent to the appointment of such a receiver. In addition, to the extent permitted by Law, and with or without the appointment of a receiver, or an application therefor, the Beneficiary may (a) enter upon, and take possession of (and the Grantors shall surrender actual possession of), the Property or any part thereof, without Notice to the Grantors and without bringing any legal action or proceeding, or, if necessary by force, legal proceedings, ejectment or otherwise, and (b) remove and exclude the Grantors and their agents and employees therefrom, other than subtenants of the Affiliate who have received written non-disturbance agreements from the Beneficiary.

            Section VII.4. Management of the Property. Upon obtaining possession of the Property or upon the appointment of a receiver as described in Section 7.03, the Beneficiary, the Trustees or the receiver, as the case may be, may, at their sole option, (a) make all necessary or proper repairs and Additions to or upon the Property, (b) operate, maintain, control, make secure and preserve the Property, (c) receive all Rents, and (d) complete the construction of any unfinished Improvements on the Property and, in connection therewith, continue any and all outstanding contracts for the erection and completion of such Improvements and make and enter into any further contracts which may be necessary, either in their or its own name or in the name of any Grantor (the cost of completing the Improvements shall be Expenses secured by this Deed of Trust and accrue interest as set forth in Section 4.17). In so doing, the Beneficiary, the Trustees or such receiver shall have the right to manage the Property and may exercise all of the rights and powers of each Grantor with respect to the Property, either in the name of each Grantor, or otherwise, including, but without limiting the generality of the foregoing, the right to lease the Property, to cancel, modify, renew or extend any Lease or sub-lease of the Property and to carry on any contracts entered into by any Grantor with respect to the Property. The Beneficiary, the Trustees or such receiver shall be under no liability for, or by reason of, any such taking of possession, entry, holding, removal, maintaining, operation or management, except for gross negligence or willful misconduct. Any Rents received shall be applied (a) first, to pay all Expenses, and (b) the balance, if any, to payment of the other Obligations. The Grantors shall pay on demand to the Beneficiary, the receiver or the Trustees (as the case may be) the amount of any deficiency between (a) the Rents received by the Beneficiary, the receiver or the Trustees, and (b) all Expenses incurred together with interest thereon at the Reimbursement Rate as provided in Section 4.17. The exercise of the remedies provided in this Section shall not cure or waive any Event of Default, and the enforcement of such remedies, once commenced, shall continue for so long as the Beneficiary shall elect, notwithstanding the fact that the exercise of such remedies may have, for a time, cured the original Event of Default.

            Section VII.5. Uniform Commercial Code. The Beneficiary may proceed under the Uniform Commercial Code of the State as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code of the State. Upon the occurrence of any Event of Default, the Grantors shall assemble all of the Equipment and make the same available within the Improvements. Any notification required by Section 9-504 of the Uniform Commercial Code of the State shall be deemed reasonably and properly given if sent in accordance with the Notice provision of this Deed of Trust at least ten
(10) days before any sale or other disposition of the Personalty. Disposition of the Personalty shall be deemed commercially reasonable if made pursuant to a public sale advertised at least twice in a newspaper of general circulation in the community where the Property is located. Proceeds from any such sale shall be applied as follows: (a) first, to pay all Expenses incurred in connection with the sale, and (b) the balance, if any, to payment of the other Obligations.

            Section VII.6. Other Remedies. The Beneficiary shall have the right from time to time to enforce any legal or equitable remedy against each Grantor and to sue each Grantor for any sums (whether interest, damages for failure to pay principal or any installments thereof, taxes, or any other sums required to be paid under the terms of this Deed of Trust, as the same become due), without regard to whether or not any other of the Obligations shall be due, and without prejudice to the right of the Beneficiary thereafter to enforce any appropriate remedy against any Grantor, including, without limitation, an action of foreclosure or an action for specific performance, for an Event of Default by the Grantors existing at the time such earlier action was commenced.


            Section VII.7. Remedies, etc. Cumulative. Each right, power and remedy of the Beneficiary or the Trustees as provided for in this Deed of Trust, or in any of the other Loan Documents or now or hereafter existing by Law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust, or in any of the other Loan Documents or now or hereafter existing by Law, and the exercise or beginning of the exercise by the Beneficiary or the Trustees of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Beneficiary or the Trustees of any or all such other rights, powers or remedies.

            Section VII.8. No Waiver by Beneficiary. No course of dealing or conduct between the Beneficiary, the Trustees and the Grantors shall be effective to amend, modify or change any provisions of this Deed of Trust or the other Loan Documents. No failure or delay by the Beneficiary or the Trustees to insist upon the strict performance of any term, covenant or agreement of this Deed of Trust or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, covenant or agreement or of any such breach, or preclude the Beneficiary or the Trustees from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, the Beneficiary or the Trustees shall not be deemed to waive the right either to require prompt payment when due of all other Obligations, or to declare an Event of Default for failure to make prompt payment of any such other Obligations. Neither the Grantors nor any other Person now or hereafter obligated for the payment of the whole or any part of the Obligations shall be relieved of such liability by reason of (a) the failure of the Beneficiary to comply with any request of the Grantors or of any other Person to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust, or (b) any agreement or stipulation between any subsequent owner or owners of the Property and the Beneficiary, or (c) the Beneficiary extending the time of payment or modifying the terms of this Deed of Trust or any of the other Loan Documents without first having obtained the consent of the Grantors or such other Person. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate Lien on the Property, the Beneficiary may release any Person at any time liable for any of the Obligations or any part of the security for the Obligations, and may extend the time of payment or otherwise modify the terms of this Deed of Trust or any of the other Loan Documents without in any way impairing or affecting the Lien of this Deed of Trust or the priority of this Deed of Trust over any subordinate Lien. The holder of any subordinate Lien shall have no right to terminate any Lease regardless of whether or not such Lease is subordinate to this Deed of Trust. The Beneficiary may resort to the security or collateral described in this Deed of Trust or any of the other Loan Documents in such order and manner as the Beneficiary may elect in its sole discretion.

            Section VII.9. Waivers and Agreements Regarding Remedies. To the full extent the Grantors may do so, the Grantors hereby:

                  (a     agree that they will not at any time plead, claim or
take advantage of any Laws now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisement, stay of execution, extension and notice of election to accelerate the Obligations;

                  (b     waive all rights to a marshaling of the assets of the
Grantors, including without limitation, the Property, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and agrees not to assert any right under any Law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of the Beneficiary under the terms of this Deed of Trust to a sale of the Property without any prior or different resort for collection, or the right of the Beneficiary to the payment of the Obligations out of the proceeds of sale of the Property in preference to every other claimant whatsoever;

                  (c     waive any right to bring or utilize any defense,
counterclaim or set off, other than one which denies the existence or sufficiency of the facts upon which any foreclosure action is grounded. If any defense, counterclaim or set off, other than one permitted by the preceding clause, is timely raised in a foreclosure action, such defense, counterclaim or set off shall be dismissed. If such defense, counterclaim or set off is based on a Claim which could be tried in an action for money damages, such Claim may be brought in a separate action which shall not thereafter be consolidated with the foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action; and

                  (d     waive and relinquish any and all rights and remedies
which any Grantor may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties.

      Article VIII. The Trustees.

            Section VIII.1. Liability of the Trustees. The Trustees shall have no liability or responsibility for, and make no warranties in connection with, the validity or enforceability of any of the Loan Documents or the description, value or status of title to the Property. The Trustees shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. The Trustees shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which the Trustees may do or refrain from doing in good faith, nor generally shall the Trustees have any accountability hereunder except for willful misconduct or gross negligence. The powers and duties of the Trustees hereunder may be exercised through such attorneys, agents or servants as they may appoint, and the

Trustees shall have no liability or responsibility for any act, failure to act, negligence or willful conduct of such attorney, agent or servant, so long as they were selected with reasonable care. In addition, the Trustees may consult with legal counsel selected by them and the Trustees shall have no liability or responsibility by reason of any act or failure to act in accordance with the opinions of such counsel. The Trustees may act hereunder and may sell or otherwise dispose of the Property or any part thereof as herein provided, although the Trustees have been, may now be or may hereafter be, attorneys, officers, agents or employees of the Beneficiary, in respect of any matter of business whatsoever. The Trustees, however, shall have no obligation to sell all or any part of the Property following an Event of Default or to take any other action authorized to be taken by them hereunder except upon the demand of the Beneficiary.


            Section VIII.2. Substitution of Trustees, etc. The Beneficiary shall have, and is hereby granted with warranty of further assurances, the irrevocable power to appoint a new or replacement or substitute Trustee or Trustees. Such power may be exercised at any time without notice, without cause and without specifying any reason therefor, by filing for record in the office where this Deed of Trust is recorded a Deed of Appointment. The power of appointment of a successor Trustee or Trustees may be exercised as often as and whenever the Beneficiary may choose, and the exercise of the power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such Deed or Deeds of Appointment, the Trustee or Trustees so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts and duties of their, his or its predecessor in the trust hereunder with like effect as if originally named as Trustees or as one of the Trustees hereunder. Whenever in this Deed of Trust reference is made to the Trustees, it shall be construed to mean the Trustee or Trustees for the time being, whether original or successors or successor in trust. All title, estate, rights, powers, trusts and duties hereunder given or appertaining to or devolving upon the Trustees shall be in each of the Trustees so that any action hereunder or purporting to be hereunder of any one of the original or any successor Trustees shall for all purposes be considered to be, and as effective as, the action of all the Trustees.

      Article IX. Miscellaneous.

            Section IX.1. Application of Moneys. Whenever it is provided in this Deed of Trust for any moneys to be applied to payment of the Obligations, and no express order of payment is set forth, such moneys shall be applied to the Obligations in such order and manner as the Beneficiary may determine in its sole discretion.

            Section IX.2. Further Assurances. At any time, and from time to time, upon request by the Beneficiary, the Grantors will, at the Grantors' expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates, and other documents as may, in the opinion of the Beneficiary, be necessary or desirable in order to complete, perfect or continue and preserve the Lien of this Deed of Trust consistent with the intent of the Loan Documents. With respect to any financing statement, the Grantors agree that a carbon, photographic or other reproduction of a security agreement or a financing statement is sufficient as a financing statement for purposes of Section 9-402 of the Uniform Commercial Code of the State.


            Section IX.3. Notices. All Notices shall be deemed to have been received when delivered by hand, when delivered by an overnight courier, or three (3) Banking Days after being deposited in the mail in the manner provided for in the definition of Notices in Article I above.

            Section IX.4. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions of this Deed of Trust shall run with the Land and shall apply to and bind the successors and assigns of the Grantors (including any permitted subsequent owner of the Property), and inure to the benefit of the Beneficiary, its successors and assigns and to the successors in trust of the Trustees.

            Section IX.5. No Warranty by Beneficiary or Trustees. By inspecting the Property or by accepting or approving anything required to be observed, performed or fulfilled by the Grantors or to be given to the Beneficiary or the Trustees pursuant to this Deed of Trust or any of the other Loan Documents, the Beneficiary and the Trustees shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Beneficiary or the Trustees.

            Section IX.6. Amendments. This Deed of Trust may not be modified or amended except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

            Section IX.7. Illegality. If fulfillment of any provision of this Deed of Trust or any transaction related hereto shall at any time involve transcending the limit of validity prescribed by Law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained, other than the provisions requiring the Grantors to pay the Obligations, operates or would prospectively operate to invalidate this Deed of Trust in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect; and if such clause or provision requires the Grantors to pay any of the Obligations, then at the sole option of the Beneficiary, all of the Obligations shall become due and payable.

            Section IX.8. Subdivision of Real Property and Partial Release. The Corporate Guarantor and the Beneficiary agree that the Corporate Guarantor shall have the right, subject to the provisions of this Section, to subdivide the Real Property into two parcels, one of which will contain the Leasehold Real Property and the other will contain the remainder of the Real Property (such parcel being called the "New Parcel"). Subject to the provisions of this Section, the Beneficiary agrees to execute and deliver to the Corporate Guarantor, at the Corporate Guarantor's expense, such documents and instruments as may be reasonably required to subdivide the Real Property. After such subdivision, the Beneficiary agrees to instruct the Trustees, without expense to the Beneficiary, to release the New Parcel from the lien of this Deed of Trust, provided that at the time of such release: (a) no Event of Default has occurred and is continuing under any of the Loan Documents, and (b) the current principal balance of the Loan, plus any amount then remaining to be advanced under the Loan Agreement does not exceed ninety percent (90%) of the current value of the Leasehold Real Property, as determined by the Beneficiary (such amount being called the "Loan to Value Ratio").


            Section IX.9. Governing Law. This Deed of Trust is being executed and delivered in the State and shall be construed, governed and enforced in accordance with the Laws in effect from time to time in the State.




                     [Remainder of Page Intentionally Blank]

      IN WITNESS WHEREOF, the Grantors have caused this Deed of Trust to be executed under seal as of the day and year first written above.

WITNESS/ATTEST:                     BPG INDUSTRIAL PARTNERS II, LLC


______________________________      By:____________________________(SEAL)
                                       Name:
                                       Title:

WITNESS/ATTEST:                     BIORELIANCE CORPORATION



______________________________      By:____________________________(SEAL)
                                       Name:
                                       Title:

WITNESS/ATTEST:                     MAGENTA CORPORATION



______________________________      By:____________________________(SEAL)
                                       Name:
                                       Title:

STATE OF MARYLAND, __________ OF __________, TO WIT:


      I HEREBY CERTIFY, that on this ____ day of April, 1998, before me, the undersigned Notary Public of said State, personally appeared _____________________, who acknowledged himself/herself to be a member of BPG INDUSTRIAL PARTNERS II, LLC, a limited liability company, know to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized member of said limited liability company by signing the name of the limited liability company by himself/herself as member.

      WITNESS my hand and Notarial Seal.

                                          _________________________________
                                                    Notary Public

My Commission Expires:

STATE OF MARYLAND, __________ OF __________, TO WIT:


      I HEREBY CERTIFY, that on this ____ day of April, 1998, before me, the undersigned Notary Public of said State, personally appeared _____________________, who acknowledged himself/herself to be a _____________ of BIORELIANCE CORPORATION, a corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ____________ of said corporation by signing the name of the corporation by himself/herself as ________________.

      WITNESS my hand and Notarial Seal.

                                          _________________________________
                                                    Notary Public

My Commission Expires:

STATE OF MARYLAND, __________ OF __________, TO WIT:


      I HEREBY CERTIFY, that on this ____ day of April, 1998, before me, the undersigned Notary Public of said State, personally appeared _____________________, who acknowledged himself/herself to be a _____________ of MAGENTA CORPORATION_______________, a corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized ____________ of said corporation by signing the name of the corporation by himself/herself as ________________.

      WITNESS my hand and Notarial Seal.

                                          _________________________________
                                                    Notary Public

My Commission Expires:

      THE UNDERSIGNED, a member in good standing of the Bar of the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by him.


                                          _____________________________
                                          Richard M. Pollak

                                                                       EXHIBIT A



                              PROPERTY DESCRIPTION

      ALL that tract or parcel of land located in the ____________ Election District, County of Montgomery, State of Maryland, and more particularly described as follows: